UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          May 24, 2005

GAMESTOP CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31228	75-2951347

(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine TX	76051

(Address of Principal Executive Offices)	(Zip Code)

(817) 424-2000

(Registrant’s Telephone Number, Including Area Code)

2250 William D. Tate Avenue, Grapevine, TX 76051

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02 Results of Operations and Financial Condition

     On May 24, 2005, GameStop Corp. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended April 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release of GameStop Corp., dated May 24, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP. (Registrant)
By:	/s/ David W. Carlson
	Name:	David W. Carlson
	Title:	Executive Vice President and Chief Financial Officer

Date: May 24, 2005

GAMESTOP CORP.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GameStop Corp., dated May 24, 2005